UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2020

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35975	27-1650905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Canal St., Suite 1500 Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

312-517-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	GOGO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The Board of Directors (the “Board”) of Gogo Inc. (the “Company”) has taken actions intended to protect the Company’s net operating loss carryforwards (“NOLs”) and certain other tax attributes. In that connection, the Board declared a dividend of one preferred share purchase right (a “Right”), payable on September 23, 2020 for each outstanding share of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) outstanding on October 2, 2020 (the “Record Date”) to the stockholders of record on that date. In connection with the distribution of the Rights, the Company entered into a Section 382 Rights Agreement (the “Rights Agreement”), dated as of September 23, 2020, between the Company and Computershare Trust Company, N.A., as rights agent. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Shares”) at a price of $38.40 per one one-thousandth of a Preferred Share represented by a Right (the “Purchase Price”), subject to adjustment.

The purpose of the Rights Agreement is to facilitate the Company’s ability to preserve its NOLs and its other Tax Attributes (as such term is defined in the Rights Agreement) in order to be able to offset potential future income taxes for federal income tax purposes. The Company’s ability to use its NOLs and other Tax Attributes would be substantially limited if it experiences an “ownership change,” as such term is defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). A company generally experiences an ownership change if the percentage of the value of its stock owned by certain “5-percent shareholders,” as such term is defined in Section 382 of the Code, increases by more than 50 percentage points over a rolling three-year period. The Rights Agreement is intended to reduce the likelihood of an ownership change under Section 382 of the Code by deterring any Person (as such term is defined in the Rights Agreement) or group of affiliated or associated Persons from acquiring Beneficial Ownership (as defined below) of 4.9% or more of the shares of Common Stock then outstanding.

The Rights are in all respects subject to and governed by the provisions of the Rights Agreement. The following description of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Distribution Date; Exercisability; Expiration

Initially, the Rights will be attached to all Common Stock certificates (or other evidence of book-entry or other uncertificated ownership) and no separate certificates evidencing the Rights (“Right Certificates”) will be issued. Until the Distribution Date (as defined below), the Rights will be transferred with and only with the Common Stock. As long as the Rights are attached to the Common Stock, the Company will issue one Right with each new share of Common Stock so that all such Common Stock will have Rights attached (subject to certain limited exceptions).

The Rights will separate and begin trading separately from the Common Stock, and Right Certificates will be caused to evidence the Rights, on the earlier to occur of (i) the Close of Business (as such term is defined in the Rights Agreement) on the tenth day following a public announcement, or the public disclosure of facts indicating, that a Person or group of affiliated or associated Persons has acquired Beneficial Ownership of 4.9% or more of the outstanding Common Stock (an “Acquiring Person”) (or, in the event the Board of Directors determines to effect an exchange in accordance with Section 24 of the Rights Agreement and the Board of Directors determines that a later date is advisable, then such later date) and (ii) the Close of Business on the tenth Business Day (as such term is defined in the Rights Agreement) (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of a tender offer or exchange offer the consummation of which would result in the Beneficial Ownership by a Person or group of 4.9% or more of the outstanding Common Stock (the earlier of such dates, the “Distribution Date”). As soon as practicable after the Distribution Date, unless the Rights are recorded in book-entry or other uncertificated form, the Company will prepare and cause the Right Certificates to be sent to each record holder of Common Stock as of the Distribution Date.

An “Acquiring Person” will not include (i) the Company, (ii) any Subsidiary (as such term is defined in the Rights Agreement) of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any entity holding shares of Common Stock for or pursuant to the terms of any such employee benefit plan or (v) officer, director or employee of the Company or any of its Subsidiaries solely in respect of such Person’s status or authority as such or (vi) any “Grandfathered Stockholder” – i.e., a 4.9% or greater stockholder at the time the Rights Agreement was entered into. However, if a Grandfathered Stockholder becomes, after such time, the Beneficial Owner of any additional shares of Common Stock (regardless of whether, thereafter or as a result thereof, there is an increase, decrease or no change in the percentage of shares of Common Stock then outstanding Beneficially Owned (as such term is defined in the Rights Agreement) by such Grandfathered Stockholder) then such Grandfathered Stockholder shall be deemed to be an Acquiring Person unless, upon such acquisition of Beneficial Ownership of additional shares of Common Stock, such person is not the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding. In addition, upon the first decrease of a Grandfathered Stockholder’s Beneficial Ownership below 4.9%, such Grandfathered Stockholder will no longer be deemed to be a Grandfathered Stockholder. In the event that after the time of the first public announcement of the Rights Agreement, any agreement, arrangement or understanding pursuant to which any Grandfathered Stockholder is deemed to be the Beneficial Owner of shares of Common Stock expires, is settled in whole or in part, terminates or no longer confers any benefit to or imposes any obligation on the Grandfathered Stockholder, any direct or indirect replacement, extension or substitution of such agreement, arrangement or understanding with respect to the same or different shares of Common Stock that confers Beneficial Ownership of shares of Common Stock shall be considered the acquisition of Beneficial Ownership of additional shares of Common Stock by the Grandfathered Stockholder and render such Grandfathered Stockholder an Acquiring Person for purposes of the Rights Agreement unless, upon such acquisition of Beneficial Ownership of additional shares of Common Stock, such person is not the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding.

“Beneficial Ownership” is defined in the Rights Agreement to include any securities (i) which a Person or any of such Person’s Affiliates or Associates (a) actually owns (directly or indirectly) or would be deemed to actually or constructively own for purposes of Section 382 of the Code or the Treasury Regulations (as such terms are defined in the Rights Agreement) promulgated thereunder, including any coordinated acquisition of securities by any Persons who have a formal or informal understanding with respect to such acquisition (to the extent ownership of such securities would be attributed to such Persons under Section 382 of the Code and the Treasury Regulations promulgated thereunder), (b) beneficially owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 promulgated under the Exchange Act or (c) has the right or obligation to acquire, pursuant to any agreement, arrangement or understanding (except under limited circumstances), (ii) which are the subject of, or reference securities for, or that underlie, certain derivative positions of any Person or any of such Person’s Affiliates or Associates; provided, that a Person shall not be deemed to be the Beneficial Owner of, or to Beneficially Own, securities tendered pursuant to a tender or exchange offer made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act until such tendered securities are accepted for purchase or exchange.

The Rights are not exercisable until the Distribution Date. The Rights will expire on the earliest to occur of (i) the Close of Business on the day following the certification of the voting results of the Company’s 2021 annual meeting of stockholders, if at such stockholder meeting or any other meeting of stockholders of the Company duly held prior to such meeting, a proposal to ratify the Rights Agreement has not been passed by the requisite vote of the Company’s stockholders, (ii) the date on which the Board of Directors determines in its sole discretion that (x) the Rights Agreement is no longer necessary for the preservation of material valuable NOLs or Tax Attributes or (y) the NOLs and Tax Attributes have been fully utilized and may no longer be carried forward and (iii) the Close of Business on September 23, 2023 (the “Final Expiration Date”).

Exempt Persons and Transactions

The Board of Directors may, in its sole and absolute discretion, determine that a Person is exempt from the Rights Agreement (an “Exempt Person”), so long as such determination is made prior to such time as such Person becomes an Acquiring Person. Any Person will cease to be an Exempt Person if the Board of Directors makes a contrary determination with respect to such Person regardless of the reason therefor. In addition, the Board of Directors may, in its sole and absolute discretion, exempt any transaction from triggering the Rights Agreement, so long as the determination in respect of such exemption is made prior to such time as any Person becomes an Acquiring Person. Any Person, together with all Affiliates and Associates of such Person, who proposes to acquire 4.9% or more of the outstanding Common Stock may apply to the Board of Directors in advance for an exemption in accordance with and pursuant to the terms of the Rights Agreement.

Flip-in Event

If a Person or group becomes an Acquiring Person at any time after the date of the Rights Agreement (with certain limited exceptions), the Rights will become exercisable for Common Stock having a value equal to two times the exercise price of the Right. From and after the announcement that any Person has become an Acquiring Person, if the Rights evidenced by a Right Certificate are or were acquired or Beneficially Owned by an Acquiring Person or any Associate or Affiliate of an Acquiring Person, such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights. If the Board of Directors so elects, the Company may deliver upon payment of the exercise price of a Right an amount of cash, securities or other property equivalent in value to the Common Stock issuable upon exercise of a Right.

Exchange

At any time after any Person becomes an Acquiring Person, the Board of Directors may exchange the Rights (other than Rights owned by any Person which have become void), in whole or in part, at an exchange ratio of one share of Common Stock per Right (subject to adjustment). The Company may issue, transfer or deposit such Common Stock (or other property as permitted under the Rights Agreement) to or into a trust or other entity created upon such terms as the Board of Directors may determine and may direct that all holders of Rights receive such Common Stock or other property only from the trust or other entity. In the event that the Board of Directors determines, before the Distribution Date, to effect an exchange, the Board of Directors may delay the occurrence of the Distribution Date to such time as it deems advisable.

Flip-over Event

If, at any time after a Person becomes an Acquiring Person, (i) the Company consolidates with, or merges with, any other Person (or any Person consolidates with, or merges with, the Company) and, in connection with such consolidation or merger, all or part of the shares of Common Stock are or will be changed into or exchanged for stock or other securities of any other Person or cash or any other property or (ii) 50% or more of the Company’s consolidated assets or Earning Power (as defined in the Rights Agreement) is sold, then proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

Redemption

At any time prior to the earlier to occur of (i) the Stock Acquisition Date (as defined in the Rights Agreement) and (ii) the Final Expiration Date, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment

The terms of the Rights may be amended by the Board of Directors without the consent of the holders of the Rights, except that at any time after the Close of Business on the tenth day following the Stock Acquisition Date (or, if the tenth day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its Affiliates and Associates).

Preferred Shares

Each one-thousandth of a Preferred Share will entitle the holder thereof to the same dividends and liquidation rights as if the holder held one share of Common Stock and will be treated the same as a share of Common Stock in the event of a merger, consolidation or other share exchange.

Rights of Holders

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Item 3.03.	Material Modifications to Rights of Security Holders.

The information set forth in Items 1.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, on September 23, 2020 the Company filed a Certificate of Designations of Series A Preferred Stock with the Secretary of State of the State of Delaware. A copy of the Certificate of Designations of Series A Preferred Stock is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01.	Other Events.

On September 23, 2020, the Company issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description of Exhibit

3.1	Certificate of Designations of Series A Preferred Stock of Gogo Inc., as filed with the Secretary of State of the State of Delaware on September 23, 2020.

4.1	Section 382 Rights Agreement, dated as of September 23, 2020, between Gogo Inc. and Computershare Trust Company, N.A., as rights agent.

99.1	Press Release, dated September 23, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2020

GOGO INC.

By:	/s/ Marguerite M. Elias
Name:	Marguerite M. Elias
Title:	Executive Vice President, General Counsel and Secretary